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                                                               EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 8, 1996, included or incorporated by reference in CBL & Associates Properties, Inc. Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.



                                                 ARTHUR ANDERSEN L.L.P.

Chattanooga, Tennessee
May 17, 1996